                                 EXHIBIT A.(XV)
            ARTICLES SUPPLEMENTARY OF THE HARTFORD MUTUAL FUNDS, INC.

     The Hartford Mutual Funds, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation currently has the authority to issue thirty-one billion two hundred million (31,200,000,000) shares of $0.001 par value common stock, having an aggregate par value of thirty-one million two hundred thousand dollars ($31,200,000), as listed below:

             Series                 Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
             ------                 --------------   --------------   --------------   --------------   --------------
The Hartford Advisers Fund            375,000,000      175,000,000      110,000,000              --       100,000,000
The Hartford Balanced Income Fund     200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Capital
   Appreciation Fund                  285,000,000      175,000,000      110,000,000      50,000,000        50,000,000
The Hartford Capital
   Appreciation II Fund               200,000,000      200,000,000      200,000,000      50,000,000       200,000,000
The Hartford Capital
   Preservation Fund                  285,000,000       75,000,000      200,000,000              --       100,000,000
The Hartford Disciplined Equity
   Fund                               125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Dividend and Growth
   Fund                               325,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Equity Income Fund       125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Floating Rate Fund       200,000,000      200,000,000      200,000,000      50,000,000       200,000,000
The Hartford Focus Fund               125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Focus Growth Fund        125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global
   Communications Fund                125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Financial
   Services Fund                      125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Health Fund       125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Global Leaders Fund      125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Technology
   Fund                               125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford High Yield Fund          125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Income Fund              125,000,000       75,000,000       50,000,000              --        50,000,000

The Hartford Inflation Plus Fund      155,000,000      105,000,000       90,000,000      50,000,000        50,000,000

             Series                 Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
             ------                 --------------   --------------   --------------   --------------   --------------
The Hartford International
   Capital Appreciation Fund           125,000,000      75,000,000       50,000,000      50,000,000        50,000,000
The Hartford International
   Opportunities Fund                  125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford International Small
   Company Fund                        125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford LargeCap Growth Fund      200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford MidCap Fund               225,000,000      75,000,000      110,000,000              --        50,000,000
The Hartford MidCap Growth Fund        200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford MidCap Value Fund         125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Money Market Fund       1,200,000,000     500,000,000      500,000,000              --       500,000,000
The Hartford Principal
   Protection Fund                     125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Retirement Income
   Fund                                200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select MidCap
   Growth Fund                         200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select MidCap Value
   Fund                                200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select SmallCap
   Growth Fund                         200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select SmallCap
   Value Fund                          200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Short Duration Fund       125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Small Company Fund        125,000,000      75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Stock Fund                125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Tax-Free California
   Fund                                125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Tax-Free New York
   Fund                                125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Target Retirement
   2010 Fund                           200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Target Retirement
   2020 Fund                           200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Target Retirement
   2030 Fund                           200,000,000     200,000,000      200,000,000              --       200,000,000

The Hartford Total Return Bond
   Fund                                125,000,000      75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Value Fund                125,000,000      75,000,000       50,000,000              --        50,000,000

             Series              Class A Shares   Class B Shares   Class C Shares   Class D Shares   Class I Shares   Class Y Shares
             ------              --------------   --------------   --------------   --------------   --------------   --------------
The Hartford Aggressive Growth
   Allocation Fund                 100,000,000      50,000,000       50,000,000        50,000,000      50,000,000       50,000,000
The Hartford Growth Allocation
   Fund                            100,000,000      50,000,000       50,000,000        50,000,000      50,000,000       50,000,000
The Hartford Balanced
   Allocation Fund                 100,000,000      50,000,000       50,000,000        50,000,000      50,000,000       50,000,000
The Hartford Conservative
   Allocation Fund                 100,000,000      50,000,000       50,000,000        50,000,000      50,000,000       50,000,000
The Hartford Income Allocation
   Fund                            100,000,000      50,000,000       50,000,000        50,000,000      50,000,000       50,000,000
The Hartford DCA Money Fund
   Series I                                                                           300,000,000
The Hartford DCA Money Fund
   Series II                                                                          300,000,000
The Hartford DCA Money Fund
   Series III                                                                         300,000,000
The Hartford DCA Money Fund
   Series IV                                                                          300,000,000
The Hartford DCA Money Fund
   Series V                                                                           300,000,000

              Series                 Class R3 Shares   Class R4 Shares   Class R5 Shares
              ------                 ---------------   ---------------   ---------------
The Hartford Advisers Fund              50,000,000        50,000,000        50,000,000
The Hartford Capital Appreciation
   Fund                                 50,000,000        50,000,000        50,000,000
The Hartford Capital Appreciation
   II Fund                              50,000,000        50,000,000        50,000,000
The Hartford Disciplined Equity
   Fund                                 50,000,000        50,000,000        50,000,000
The Hartford Dividend and Growth
   Fund                                 50,000,000        50,000,000        50,000,000
The Hartford Equity Income Fund         50,000,000        50,000,000        50,000,000
The Hartford Floating Rate Fund         50,000,000        50,000,000        50,000,000
The Hartford Global Health Fund         50,000,000        50,000,000        50,000,000
The Hartford Global Leaders Fund        50,000,000        50,000,000        50,000,000
The Hartford High Yield Fund            50,000,000        50,000,000        50,000,000
The Hartford Inflation Plus Fund        50,000,000        50,000,000        50,000,000
The Hartford International Capital
   Appreciation Fund                    50,000,000        50,000,000        50,000,000
The Hartford International
   Opportunities Fund                   50,000,000        50,000,000        50,000,000
The Hartford Money Market Fund          50,000,000        50,000,000        50,000,000
The Hartford Small Company Fund         50,000,000        50,000,000        50,000,000
The Hartford Stock Fund                 50,000,000        50,000,000        50,000,000
The Hartford Total Return Bond
   Fund                                 50,000,000        50,000,000        50,000,000
The Hartford Value Fund                 50,000,000        50,000,000        50,000,000

The Hartford Retirement Income
   Fund                                 50,000,000        50,000,000        50,000,000
The Hartford Target Retirement
   2010 Fund                            50,000,000        50,000,000        50,000,000
The Hartford Target Retirement
   2020 Fund                            50,000,000        50,000,000        50,000,000

Series                               Class R3 Shares   Class R4 Shares   Class R5 Shares
------                               ---------------   ---------------   ---------------
The Hartford Aggressive Growth
   Allocation Fund                      50,000,000        50,000,000        50,000,000
The Hartford Growth Allocation
   Fund                                 50,000,000        50,000,000        50,000,000
The Hartford Balanced Allocation
   Fund                                 50,000,000        50,000,000        50,000,000
The Hartford Conservative
   Allocation Fund                      50,000,000        50,000,000        50,000,000
The Hartford Income Allocation
   Fund                                 50,000,000        50,000,000        50,000,000

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by Article IV of the Corporation's charter and in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board has duly authorized an increase in the Corporation's authorized shares of $0.001 par value common stock to thirty-four billion, two hundred forty-five million (34,245,000,000) shares, with an aggregate par value of thirty four million two hundred forty-five thousand dollars ($34,245,000), as classified below:

Series                              Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
------                              --------------   --------------   --------------   --------------   --------------
The Hartford Advisers Fund            375,000,000      175,000,000      110,000,000               --      100,000,000
The Hartford Balanced Income Fund     200,000,000      200,000,000      200,000,000               --      200,000,000
THE HARTFORD CAPITAL
   APPRECIATION FUND                  570,000,000      175,000,000     220,000,0000       50,000,000       50,000,000
The Hartford Capital
   Appreciation II Fund               200,000,000      200,000,000      200,000,000       50,000,000      200,000,000
The Hartford Capital
   Preservation Fund                  285,000,000       75,000,000      200,000,000               --      100,000,000
THE HARTFORD CHECKS AND BALANCES
   FUND                               200,000,000      200,000,000      200,000,000               --               --
The Hartford Disciplined Equity
   Fund                               125,000,000       75,000,000       50,000,000               --       50,000,000
The Hartford Dividend and Growth
   Fund                               325,000,000       75,000,000       50,000,000       50,000,000       50,000,000
The Hartford Equity Income Fund       125,000,000       75,000,000       50,000,000       50,000,000       50,000,000
The Hartford Floating Rate Fund       400,000,000      200,000,000      400,000,000      250,000,000      200,000,000
The Hartford Focus Fund               125,000,000       75,000,000       50,000,000               --       50,000,000
The Hartford Focus Growth Fund        125,000,000       75,000,000       50,000,000               --       50,000,000

The Hartford Global
   Communications Fund                125,000,000       75,000,000       50,000,000               --       50,000,000
The Hartford Global Financial
   Services Fund                      125,000,000       75,000,000       50,000,000               --       50,000,000

Series                              Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
------                              --------------   --------------   --------------   --------------   --------------
The Hartford Global Health Fund        125,000,000      75,000,000      50,000,000       50,000,000        50,000,000
The Hartford Global Leaders Fund       125,000,000      75,000,000      50,000,000               --        50,000,000
The Hartford Global Technology
   Fund                                125,000,000      75,000,000      50,000,000               --        50,000,000
THE HARTFORD HIGH YIELD FUND           125,000,000      75,000,000      50,000,000       50,000,000        50,000,000
THE HARTFORD HIGH YIELD
   MUNICIPAL BOND FUND                 200,000,000     200,000,000     200,000,000       50,000,000               --
The Hartford Income Fund               125,000,000      75,000,000      50,000,000               --        50,000,000
The Hartford Inflation Plus Fund       155,000,000     105,000,000      90,000,000       50,000,000        50,000,000
The Hartford International
   Capital Appreciation Fund           125,000,000      75,000,000      50,000,000       50,000,000        50,000,000
The Hartford International
   Opportunities Fund                  125,000,000      75,000,000      50,000,000               --        50,000,000
THE HARTFORD INTERNATIONAL SMALL
   COMPANY FUND                        125,000,000      75,000,000      50,000,000       50,000,000        50,000,000
The Hartford LargeCap Growth Fund      200,000,000     200,000,000     200,000,000               --       200,000,000
The Hartford MidCap Fund               225,000,000      75,000,000     110,000,000               --        50,000,000
The Hartford MidCap Growth Fund        200,000,000     200,000,000     200,000,000               --       200,000,000
The Hartford MidCap Value Fund         125,000,000      75,000,000      50,000,000               --        50,000,000
The Hartford Money Market Fund       1,200,000,000     500,000,000     500,000,000               --       500,000,000
The Hartford Principal
   Protection Fund                     125,000,000      75,000,000      50,000,000               --        50,000,000
The Hartford Retirement Income
   Fund                                200,000,000     200,000,000     200,000,000               --       200,000,000
The Hartford Select MidCap
   Growth Fund                         200,000,000     200,000,000     200,000,000               --       200,000,000
The Hartford Select MidCap Value
   Fund                                200,000,000     200,000,000     200,000,000               --       200,000,000
The Hartford Select SmallCap
   Growth Fund                         200,000,000     200,000,000     200,000,000               --       200,000,000
The Hartford Select SmallCap
   Value Fund                          200,000,000     200,000,000     200,000,000               --       200,000,000

The Hartford Short Duration Fund       125,000,000      75,000,000      50,000,000               --        50,000,000
The Hartford Small Company Fund        125,000,000      75,000,000      50,000,000       50,000,000        50,000,000

Series                              Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
------                              --------------   --------------   --------------   --------------   --------------
The Hartford Stock Fund               125,000,000       75,000,000       50,000,000              --        50,000,000
THE HARTFORD STRATEGIC INCOME
   FUND                               200,000,000      200,000,000      200,000,000      50,000,000                --
The Hartford Tax-Free California
   Fund                               125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Tax-Free New York
   Fund                               125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Target Retirement
   2010 Fund                          200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Target Retirement
   2020 Fund                          200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Target Retirement
   2030 Fund                          200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Total Return Bond
   Fund                               125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Value Fund               125,000,000       75,000,000       50,000,000      50,000,000        50,000,000

                                                                                                                           Class Y
Series                              Class A Shares   Class B Shares   Class C Shares   Class D Shares   Class I Shares     Shares
------                              --------------   --------------   --------------   --------------   --------------   ----------
The Hartford Aggressive Growth
   Allocation Fund                    100,000,000      50,000,000       50,000,000        50,000,000      50,000,000     50,000,000
The Hartford Growth Allocation
   Fund                               100,000,000      50,000,000       50,000,000        50,000,000      50,000,000     50,000,000
The Hartford Balanced
   Allocation Fund                    100,000,000      50,000,000       50,000,000        50,000,000      50,000,000     50,000,000
The Hartford Conservative
   Allocation Fund                    100,000,000      50,000,000       50,000,000        50,000,000      50,000,000     50,000,000
The Hartford Income Allocation
   Fund                               100,000,000      50,000,000       50,000,000        50,000,000      50,000,000     50,000,000
The Hartford DCA Money Fund
   Series I                                                                              300,000,000
The Hartford DCA Money Fund
   Series II                                                                             300,000,000
The Hartford DCA Money Fund
   Series III                                                                            300,000,000
The Hartford DCA Money Fund
   Series IV                                                                             300,000,000
The Hartford DCA Money Fund
   Series V                                                                              300,000,000

Series                                      Class R3 Shares   Class R4 Shares   Class R5 Shares
------                                      ---------------   ---------------   ---------------
The Hartford Advisers Fund                     50,000,000        50,000,000        50,000,000
The Hartford Capital Appreciation Fund         50,000,000        50,000,000        50,000,000
The Hartford Capital Appreciation II Fund      50,000,000        50,000,000        50,000,000

Series                                      Class R3 Shares   Class R4 Shares   Class R5 Shares
------                                      ---------------   ---------------   ---------------
The Hartford Disciplined Equity Fund           50,000,000        50,000,000        50,000,000
The Hartford Dividend and Growth Fund          50,000,000        50,000,000        50,000,000
The Hartford Equity Income Fund                50,000,000        50,000,000        50,000,000
The Hartford Floating Rate Fund                50,000,000        50,000,000        50,000,000
The Hartford Global Health Fund                50,000,000        50,000,000        50,000,000
The Hartford Global Leaders Fund               50,000,000        50,000,000        50,000,000
The Hartford High Yield Fund                   50,000,000        50,000,000        50,000,000
The Hartford Inflation Plus Fund               50,000,000        50,000,000        50,000,000
The Hartford International Capital
   Appreciation Fund                           50,000,000        50,000,000        50,000,000
The Hartford International Opportunities
   Fund                                        50,000,000        50,000,000        50,000,000
The Hartford Money Market Fund                 50,000,000        50,000,000        50,000,000
The Hartford Small Company Fund                50,000,000        50,000,000        50,000,000
The Hartford Stock Fund                        50,000,000        50,000,000        50,000,000
The Hartford Total Return Bond Fund            50,000,000        50,000,000        50,000,000
The Hartford Value Fund                        50,000,000        50,000,000        50,000,000
The Hartford Retirement Income Fund            50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2010 Fund       50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2020 Fund       50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2030 Fund       50,000,000        50,000,000        50,000,000
The Hartford Aggressive Growth Allocation
   Fund                                        50,000,000        50,000,000        50,000,000
The Hartford Growth Allocation Fund            50,000,000        50,000,000        50,000,000
The Hartford Balanced Allocation Fund          50,000,000        50,000,000        50,000,000
The Hartford Conservative Allocation Fund      50,000,000        50,000,000        50,000,000
The Hartford Income Allocation Fund            50,000,000        50,000,000        50,000,000

THIRD: Shares of the Corporation's Class A, B, C, D, I, R3, R4, R5 and Y common stock shall have all the rights, preferences and privileges as set forth in the Corporation's charter and as set forth in the Corporation's current prospectuses, statements of additional information and multiple class plan.

FOURTH: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

FIFTH: At a meeting on February 6-7, 2007 and in accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board authorized the increase in the total number of shares of capital stock that the Corporation has authority to issue, in order to allocate additional shares to existing series of THE HARTFORD CAPITAL APPRECIATION FUND and THE HARTFORD

FLOATING RATE FUND, to allocate an additional share CLASS I to THE HARTFORD HIGH YIELD FUND, THE HARTFORD INTERNATIONAL SMALL COMPANY FUND and THE HARTFORD VALUE FUND and to allocate additional shares to new series of the Corporation, THE HARTFORD CHECKS AND BALANCES FUND, THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND and THE HARTFORD STRATEGIC INCOME FUND.

IN WITNESS WHEREOF, The Hartford Mutual Funds, Inc. has caused these Articles Supplementary to be duly executed by Edward P. Macdonald, its Vice President, and attested to by Michael G. Phillips, its Assistant Secretary, this 27th day of February 2007.

                                        THE HARTFORD MUTUAL FUNDS, INC.


                                        By: /s/ Edward P. Macdonald
                                            ------------------------------------
                                            Edward P. Macdonald
                                            Vice President

Attest:


/s/ Michael G. Phillips
-------------------------------------
Michael G. Phillips
Assistant Secretary

I, Edward P. Macdonald, Vice President of The Hartford Mutual Funds, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.


                                        /s/ Edward P. Macdonald
                                        ----------------------------------------
                                        Edward P. Macdonald
                                        Vice President